Exhibit 99.2

FOR IMMEDIATE RELEASE

FUBO’S GLOBAL STREAMING BUSINESS EXCEEDED SUBSCRIBER, REVENUE GUIDANCE IN Q2 2025

Company Improved Net Loss and Achieved First-Ever Positive Adjusted EBITDA Quarter

NEW YORK – AUGUST 8, 2025 – FuboTV Inc. (d/b/a/ Fubo) (NYSE: FUBO), the leading sports-first live TV streaming platform, today announced its financial results for the second quarter ended June 30, 2025.

In the second quarter, Fubo’s global streaming business exceeded subscriber and revenue guidance. Fubo delivered North America total revenue of $371.3 million, down 3% year-over-year (YoY), and 1.356 million paid subscribers, down 6.5% YoY. In the Rest of World (ROW), Fubo delivered $8.7 million in total revenue, up 4.7% YoY, and 349,000 paid subscribers, down 12.5% YoY.

Fubo states its key metrics on a YoY basis given the seasonality of sports content.

Net loss from continuing operations in the second quarter was $8.0 million, leading to an earnings per share (EPS) loss of $0.02. This compares favorably to a Net loss from continuing operations of $25.8 million, or an EPS loss of $0.08, in the second quarter 2024. Adjusted EPS in the second quarter was $0.05, compared to an adjusted EPS loss of $0.04 in the second quarter 2024. Adjusted EPS excludes the impact of stock-based compensation, amortization of intangibles, gain on extinguishment of debt, amortization of debt premium, net, certain litigation and transaction expenses and gain on settlement of litigation, net.

In the second quarter, Adjusted EBITDA (AEBITDA) was $20.7 million, a $31.7 million improvement when compared to the second quarter 2024, representing Fubo’s first quarter of positive AEBITDA.

Net cash used in operating activities in the second quarter was -$34.6 million, a $2.7 million decrease compared to the second quarter 2024, and Free Cash Flow in the second quarter was -$37.7 million, a decrease of $2.4 million compared to the second quarter 2024.

Fubo ended the quarter with $289.7 million in cash, cash equivalents and restricted cash on hand.

Complete second quarter 2025 results are detailed in Fubo’s shareholder letter available on the Company’s IR site.

“The second quarter of 2025 marked a pivotal milestone in Fubo’s business,” said David Gandler, co-founder and CEO, Fubo. “Our continued focus on delivering choice and flexibility to consumers positions us well to capitalize on emerging opportunities as the traditional content landscape continues to evolve.”

“We are pleased with our second quarter results including top-line outperformance,” said Edgar Bronfman Jr., executive chairman, Fubo. “We continue to innovate our sports entertainment streaming platform striving for unparalleled product quality and a frictionless content experience, and look forward to keeping shareholders updated on our progress.”

Live Webcast

Gandler and CFO John Janedis will host a live conference call today at 8:30 a.m. ET to deliver brief remarks followed by Q&A. The live webcast will be available on the Events & Presentations page of Fubo’s investor relations website. An archived replay will be available on Fubo’s website following the call. Participants should join the call 10 minutes in advance to ensure that they are connected prior to the event.

About Fubo

With a global mission to aggregate the best in TV, including premium sports, news and entertainment content, through a single app, FuboTV Inc. (d/b/a Fubo) (NYSE: FUBO) aims to transcend the industry’s current TV model. Ranked among The Americas’ Fastest-Growing Companies 2025 by the Financial Times, the company operates Fubo in the U.S., Canada and Spain and Molotov in France.

In the U.S., Fubo is a sports-first cable TV replacement product aggregating more than 400 live sports, news and entertainment networks and is the only live TV streaming platform with every English-language Nielsen-rated sports channel (source: Nielsen Total Viewers, 2024). Leveraging Fubo’s proprietary data and technology platform optimized for live TV and sports viewership, subscribers can engage with the content they are watching through an intuitive and personalized streaming experience. Fubo has continuously pushed the boundaries of live TV streaming, and was the first virtual MVPD to launch 4K streaming, MultiView and personalized game alerts.

Learn more at https://fubo.tv

Basis of Presentation – Continuing Operations

In connection with the dissolution of Fubo Gaming, Inc. and termination of Fubo Sportsbook, the assets and liabilities and the operations of our former wagering reportable segment are presented as discontinued operations in our consolidated financial statements. With respect to our continuing operations, we operate as a single reportable segment. Financial information presented in this release reflects Fubo’s results on a continuing operations basis, which excludes our former wagering reportable segment.

Key Performance Metrics and Non-GAAP Measures

Paid Subscribers

We believe the number of paid subscribers is a relevant measure to gauge the size of our user base. Paid subscribers (“subscribers”) are total subscribers that have completed registration with Fubo, have activated a payment method (only reflects one paying user per plan), from which Fubo has collected payment in the month ending the relevant period. Users who are on a free (trial) period are not included in this metric.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP measure defined as Net income (loss) from continuing operations, adjusted for depreciation and amortization, impairment of other assets, stock-based compensation, certain litigation and transaction expenses, other (income) expense, and income tax provision (benefit). Certain litigation expenses consist of legal expenses and related fees and costs for specific proceedings that we have determined arise outside of the ordinary course of business and do not consider representative of our underlying operating performance, based on the several considerations which we assess regularly, including: (1) the frequency of similar cases that have been brought to date, or are expected to be brought in the future; (2) matter-specific facts and circumstances, such as the unique nature or complexity of the case and/or remedy(ies) sought, including the size of any monetary damages sought; (3) the counterparty involved; and (4) the extent to which management considers these amounts for purposes of operating decision-making and in assessing operating performance. Certain transaction expenses consist of professional advisor costs related to the pending business combination with Hulu + Live TV.

Adjusted EPS (Earnings per Share)

Adjusted EPS is a non-GAAP measure defined as Adjusted Net Loss divided by weighted average shares outstanding.

Adjusted Net Loss

Adjusted Net Loss is a non-GAAP measure defined as Net income (loss) attributable to common shareholders, adjusting for discontinued operations, stock-based compensation, amortization of debt premium, net, amortization of intangibles, gain on extinguishment of debt, gain on settlement of litigation, net and certain litigation and transaction expenses (as described further above, see “Adjusted EBITDA”).

Free Cash Flow

Free Cash Flow is a non-GAAP measure defined as Net cash provided by (used in) operating activities - continuing operations, reduced by capital expenditures (consisting of purchases of property and equipment), capitalization of internal use software, purchases of intangible assets and gain on settlement of litigation, net. We believe Free Cash Flow is an important liquidity measure of the cash that is available for operational expenses, investments in our business, strategic acquisitions, and for certain other activities such as repaying debt obligations and stock repurchases. Free Cash Flow is a key financial indicator used by management. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. The use of Free Cash Flow as an analytical tool has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. Because of these limitations, Free Cash Flow should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Reconciliation of Key Performance Metrics and Non-GAAP Financial Measures

Certain measures used in this release, including Adjusted EBITDA, Adjusted Net Loss, Adjusted EPS and Free Cash Flow, are non-GAAP financial measures. We believe these are useful financial measures for investors as they are supplemental measures used by management in evaluating our core operating performance. Our non-GAAP financial measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures are not a substitute for GAAP financial measures. Second, these non-GAAP financial measures may not provide information directly comparable to measures provided by other companies in our industry, as those other companies may calculate their non-GAAP financial measures differently.

The following tables include reconciliations of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures.

fuboTV Inc.

Reconciliation of Net Income (Loss) from Continuing Operations to Non-GAAP Adjusted EBITDA

(in thousands)

Year-over-Year Comparison

	Three Months Ended
	June 30, 2025	June 30, 2024

Reconciliation of Net Income (Loss) from Continuing Operations to Adjusted EBITDA
Net income (loss) from continuing operations	$(8,026)	$(25,833)
Depreciation and amortization	10,138	9,519
Stock-based compensation	8,256	10,308
Certain litigation and transaction expenses(1)	8,271	4,856
Other (income) expense	1,875	(9,941)
Income tax provision	152	99
Adjusted EBITDA	20,666	(10,992)

fuboTV Inc.

Reconciliation of Net Income (Loss) from Continuing Operations to Non-GAAP Adjusted EBITDA (TTM)

(in thousands)

Year-over-Year Comparison

	Trailing Twelve Months Ended
	June 30, 2025	June 30, 2024

Reconciliation of Net Income (Loss) from Continuing Operations to Adjusted EBITDA
Net income (loss) from continuing operations	$84,846	$(237,689)
Depreciation and amortization	39,814	37,521
Impairment of other assets	3,813	-
Stock-based compensation	30,945	47,756
Certain litigation and transaction expenses(1)	36,866	7,744
Other (income) expense	(218,546)	(16,244)
Income tax provision (benefit)	5,247	(432)
Adjusted EBITDA (TTM)	(17,015)	(161,344)

fuboTV Inc.

Reconciliation of Net Cash Provided by (Used in) Operating Activities - Continuing Operations to Free Cash Flow

(in thousands)

Year-over-Year Comparison

	Three Months Ended
	June 30, 2025	June 30, 2024

Net cash provided by (used in) operating activities - continuing operations	$(34,617)	$(31,874)
Subtract:
Purchases of property and equipment	(366)	(208)
Capitalization of internal use software	(2,860)	(3,221)
Purchase of intangible assets	(50)	-
Gain on settlement of litigation, net	153	-
Free Cash Flow	(37,740)	(35,303)

fuboTV Inc.

Reconciliation of Net Cash Provided by (Used in) Operating Activities - Continuing Operations to Free Cash Flow (TTM)

(in thousands)

Year-over-Year Comparison

	Trailing Twelve Months Ended
	June 30, 2025	June 30, 2024

Net cash provided by (used in) operating activities - continuing operations	$150,078	$(123,898)
Subtract:
Purchases of property and equipment	(3,125)	(1,120)
Capitalization of internal use software	(10,851)	(15,708)
Purchase of intangible assets	(1,150)	(4,132)
Gain on settlement of litigation, net	(219,542)	-
Free Cash Flow (TTM)	(84,590)	(144,858)

fuboTV Inc.

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Non-GAAP Adjusted Net Loss and Adjusted EPS

(in thousands)

Year-over-Year Comparison

	Three Months Ended
	June 30, 2025	June 30, 2024

Net income (loss) attributable to common shareholders	$(8,030)	$(25,272)
Subtract:
Net income (loss) from discontinued operations, net of tax	-	106
Net income (loss) from continuing operations attributable to common shareholders	(8,030)	(25,378)

Net income (loss) from continuing operations attributable to common shareholders	(8,030)	(25,378)
Stock-based compensation	8,256	10,308
Amortization of debt premium, net	(367)	(268)
Amortization of intangibles	9,776	9,179
Gain on extinguishment of debt	-	(12,124)
Gain on settlement of litigation, net	153	-
Certain litigation and transaction expenses(1)	8,271	4,856
Adjusted net loss from continuing operations	18,059	(13,427)

Weighted average shares outstanding:
Basic	341,683,408	311,253,856
Diluted	341,683,408	311,253,856

Adjusted EPS from continuing operations - basic	$0.05	$(0.04)
Adjusted EPS from continuing operations - diluted	$0.05	$(0.04)

(1)	Certain litigation expenses consist of legal expenses and related fees for specific proceedings that we have determined arise outside of the ordinary course of business and do not consider representative of our underlying operating performance. For the periods presented, the adjustment included expenses attributable to antitrust and data privacy litigation. Certain transaction expenses consist of professional advisor costs related to the pending business combination with Hulu + Live TV.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of FuboTV Inc. (“Fubo”) that involve substantial risks and uncertainties. All statements contained in this press release that do not relate to matters of historical fact are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding our business strategy and plans, our offerings, our pending business combination with Hulu + Live TV (the “Transactions”) and the potential benefits thereof, consumer preferences, our financial condition, our anticipated financial performance and our future approach with respect to guidance. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” “believe” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that Fubo makes due to a number of important factors, including but not limited to the following: our ability to achieve or maintain profitability; risks related to our access to capital and fundraising prospects to fund our financial operations and support our planned business growth; our revenue and gross profit are subject to seasonality; our operating results may fluctuate; our ability to effectively manage our growth; risks related to the Transactions; the long-term nature of our content commitments; our ability to renew our long-term content contracts on sufficiently favorable terms; our ability to attract and retain subscribers; obligations imposed on us through our agreements with certain distribution partners; we may not be able to license streaming content or other rights on acceptable terms; the restrictions imposed by content providers on our distribution and marketing of our products and services; our reliance on third party platforms to operate certain aspects of our business; risks related to the difficulty in measuring key metrics related to our business; risks related to preparing and forecasting our financial results; risks related to the highly competitive nature of our industry; risks related to our technology, as well as cybersecurity and data privacy-related risks; risks related to ongoing or future legal proceedings; and other risks, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the Securities and Exchange Commission (“SEC”), our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 to be filed with the SEC and our other periodic filings with the SEC. We encourage you to read such risks in detail. The forward-looking statements in this press release represent Fubo’s views as of the date of this press release. Fubo anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing Fubo’s views as of any date subsequent to the date of this press release.

Additional Information and Where to Find It

This press release and the information contained herein shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any proxy, vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Transactions will be submitted to the shareholders of Fubo for their consideration and approval at a special meeting. In connection with the Transactions, Fubo filed a preliminary proxy statement with the SEC on July 28, 2025 (the “Preliminary Proxy Statement”). Once the SEC completes its review of the Preliminary Proxy Statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the shareholders of Fubo. Before making any voting decision, Fubo shareholders are urged to read the definitive proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the Transactions or incorporated by reference in the proxy statement (including any amendments or supplements to these documents), if any, because they will contain important information about the Transactions and the parties to the Transactions. This communication is not a substitute for the proxy statement or any other document that may be filed by Fubo with the SEC or sent to its shareholders in connection with the Transactions.

Fubo investors and shareholders may obtain a free copy of the Preliminary Proxy statement, definitive proxy statement and other documents filed by Fubo with the SEC at the SEC’s website at www.sec.gov. In addition, Fubo investors and shareholders may obtain a free copy of Fubo’s filings with the SEC from Fubo’s website at ir.fubo.tv or by directing a request by mail to Fubo, 1290 Avenue of the Americas, New York, NY 10104, or telephone to (212) 672-0055.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the Transactions. Information regarding Fubo’s directors and executive officers is contained in the definitive proxy statement on Schedule 14A for Fubo’s 2025 annual meeting of shareholders (the “2025 Proxy Statement”), filed with the SEC on April 29, 2025. Additional information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Fubo in connection with the Transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Preliminary Proxy Statement. To the extent holdings of Fubo’s securities by Fubo’s directors and executive officers change from the amounts set forth in the Preliminary Proxy Statement, such changes have been or will be reflected on Statements of Changes of Beneficial Ownership of Securities on Form 4 filed with the SEC. Fubo investors and shareholders may obtain free copies of these filings from the SEC’s website at www.sec.gov or from Fubo’s website at ir.fubo.tv.

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Investor Contacts

Ameet Padte, Fubo

ameet@fubo.tv

JCIR for Fubo

ir@fubo.tv

Media Contacts

Jennifer L. Press, Fubo

jpress@fubo.tv

Bianca Illion, Fubo

billion@fubo.tv